Exhibit 10.35

BORROWER’S CERTIFICATION REGARDING LOAN EXTENSION AND GUARANTOR’S REAFFIRMATION OF OBLIGATIONS UNDER GUARANTY
In connection with that certain loan (the “Loan”) made by REVERE HIGH YIELD FUND, LP, a Delaware limited partnership having an office at 2000 McKinney Avenue, Suite 2125, Dallas, Texas 75201 (the “Lender”) to WHEELER REIT, L.P., a Virginia limited partnership having an office and place of business located at 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452 (the “Borrower”), evidenced by, among other things, that certain Term Loan and Security Agreement dated as of April 8, 2016, as subsequently amended (the “Loan Agreement”) ; the Borrower hereby represents, warrants and certifies to Lender as of this 3rd day of May, 2018 as follows in connection with Borrower’s request to extend the Maturity Date (as defined in the Loan Agreement) for one (1) period of two (2) weeks to May 15, 2018:
1.    All submissions by Borrower to Lender supporting Borrower’s request to extend the Maturity Date are accurate in all material respects.
2.        Borrower is not in default under any of the Loan Documents (as defined in the Loan Agreement).
3.        The representations made by the Borrower and the Guarantor in the Loan Documents are true as of the date hereof.
4.        There have been no material adverse changes to the financial condition of the Borrower or any Guarantor.
5.        Borrower confirms that the Loan Agreement and the Loan Documents will continue to be binding and enforceable obligations of Borrower in accordance with the terms thereof.

IN WITNESS WHEREOF, Borrower has caused this certificate to be executed as of the day and year first above written.
BORROWER:

WHEELER REIT, L.P., a Virginia limited partnership

By: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
By: Its general partner

By: /s/ David Kelly
Name: David Kelly
its Chief Executive Officer

By executing this certificate in the space provided below, the parties below (collectively and individually, jointly and severally, the “Guarantor”) reaffirm their obligations under that certain that certain Environmental Indemnity Agreement dated as of April 8, 2016 in favor of Lender and their respective guaranties dated as of April 8, 2016 in favor of Lender all delivered in connection with the Loan Agreement and reaffirm that such Environmental Indemnity Agreement and guaranties continue to be binding and enforceable obligations of Guarantor, as applicable.

WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation

By:    /s/ David Kelly
David Kelly
Chief Executive Officer

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HARBOR POINT ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

NORTHPOINTE INVESTORS, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

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LYNNHAVEN PARKWAY ASSOCIATES, LLC, a Virginia limited liability company by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

RIVERSEDGE OFFICE ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

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DF I-CARROLLTON, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

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SURREY PLAZA ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

JENKS PLAZA ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

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LAGRANGE ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

DF I-COURTLAND, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

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DF I-MOYOCK II, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

WD-III ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

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WHLR-BERKLEY, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

WHLR-LASKIN ROAD, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

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LUMBER RIVER ASSOCIATES, LLC a Virginia limited partnership

By: Lumber River Management, LLC, a Virginia limited partnership
Its: Managing Member

By: Wheeler REIT, L.P., a Virginia limited partnership
Its: Sole Member

By: Wheeler Real Estate Investment Trust, Inc., a Maryland corporation
Its: General Partner

By: /s/ David Kelly
Name: David Kelly
Title: Chief Executive Officer

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TUCKERNUCK ASSOCIATES, LLC,
a Virginia limited liability company

by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager

by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer

WHLR-BROOK RUN PROPERTY, LLC,
a Virginia limited liability company

By    /s/ David Kelly
David Kelly,
its Chief Executive Officer